Exhibit 10.1

Execution Version

Helmerich & Payne International Drilling Co.

$500,000,000 4.65% Senior Notes due 2025

Purchase Agreement

March 12, 2015

Goldman, Sachs & Co.,

200 West Street,

New York, New York 10282-2198

Wells Fargo Securities, LLC

550 South Tryon Street

Charlotte, North Carolina 28202

As representatives of the several Purchasers

named in Schedule I hereto,

Ladies and Gentlemen:

Helmerich & Payne International Drilling Co., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions set forth in this agreement (this “Agreement”), to issue and sell to the Purchasers named in Schedule I hereto (the “Purchasers”) for whom Goldman, Sachs & Co. and Wells Fargo Securities, LLC are acting as representatives (the “Representatives”) an aggregate of $500,000,000 principal amount of its 4.65% Senior Notes due 2025 (the “Securities”).  The Company’s obligations under the Securities will be fully and unconditionally guaranteed (the “Guarantee”) as to the payment of principal, premium, if any, and interest, on a senior basis, jointly and severally, by Helmerich & Payne, Inc., a Delaware corporation (the “Parent”).

1.              The Company and the Parent represent and warrant to, and agree with, each of the Purchasers that:

(a)                     A preliminary offering circular, dated March 12, 2015 (the “Preliminary Offering Circular”), has been prepared in connection with the offering of the Securities. The Preliminary Offering Circular, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(b)), is hereinafter referred to as the “Pricing Circular”. Promptly after the Applicable Time and in any event no later than the second business day following the Applicable Time, the Company and the Parent will prepare and deliver to each Purchaser an offering circular dated the date hereof (the “Offering Circular”), which will consist of the Preliminary Offering Circular with such changes therein as are required to reflect the information contained in the Pricing Circular. Any reference to the Preliminary Offering Circular, the Pricing Circular or the Offering Circular shall be deemed to refer to and include all documents filed with the United States Securities and Exchange Commission (the “Commission”) pursuant to Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or prior to the date of such circular and incorporated by reference therein and any reference to the Preliminary Offering Circular or the Offering Circular, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include (i) any documents filed by the Parent with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Preliminary Offering Circular or the Offering Circular, as the case may be, and prior to such specified date and (ii) any Additional Issuer Information (as defined in Section 5(f)) furnished by the Company or the Parent prior to the completion of the distribution of the Securities and all documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Circular, the Pricing Circular or the Offering Circular, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports” (provided that where only sections of such documents are specifically incorporated by reference, only such sections shall be considered to be part of the “Exchange Act Reports”).  The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule II(a) hereof. The Preliminary Offering Circular or the Offering Circular and any amendments or supplements thereto and the Exchange Act Reports did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of a Purchaser through the Representatives expressly for use therein.

(b)                     For the purposes of this Agreement, the “Applicable Time” is 3:30 p.m. (Eastern time) on the date of this Agreement; the Preliminary Offering Circular as supplemented by the Pricing Circular and the information set forth in Schedule III hereto (the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Company Supplemental Disclosure Document (as defined in Section 6(a)(i)) listed on Schedule II(b) hereto and each Permitted General Solicitation Material (as defined in Section 6(a)(i)) listed on Schedule II(d) hereto) does not conflict with the information contained in the Pricing Circular or the Offering Circular and each such Company Supplemental Disclosure Document and Permitted General Solicitation Material, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in a Company Supplemental Disclosure Document or Permitted General Solicitation Material in reliance upon and in conformity with information furnished in writing to the Company by a Purchaser through Representatives expressly for use therein.

(c)                      Neither of the Parent nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Pricing Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Circular; and, since the respective dates as of which information is given in the Pricing Circular, there has not been any change in the capital stock or long-term debt of the Parent or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Parent and its subsidiaries, taken as a whole (a “Material Adverse Effect”), otherwise than as set forth or contemplated in the Pricing Circular.

(d)                     The Company, the Parent and the Subsidiaries (as defined below) have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Circular or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Parent and its subsidiaries, taken as a whole; and any real property and buildings held under lease by the Parent and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Parent and its subsidiaries, taken as a whole. “Subsidiaries” shall mean Helmerich & Payne (Africa) Drilling Co., Helmerich & Payne (Colombia) Drilling Co., Helmerich & Payne (Gabon) Drilling Co., Helmerich & Payne (Argentina) Drilling Co., Helmerich & Payne (Boulder) Drilling Co., Helmerich and Payne Mexico Drilling, S. De R.L. de C.V., Helmerich & Payne del Ecuador, Inc., Helmerich & Payne Rasco, Inc., H&P Finco, H&P Invest Ltd., TerraVici Drilling Solutions, Inc., The Space Center, Inc., Helmerich & Payne Properties, Inc., Utica Resources Co., Utica Square Shopping Center, Inc., Fishercorp, Inc. and White Eagle Assurance Company.

(e)                      Each of the Company, the Parent and the Subsidiaries has been duly incorporated or formed, as the case may be, and is validly existing as a corporation, limited partnership or limited liability company, as the case may be, in good standing under the laws of its respective jurisdiction of incorporation or formation, with power and authority (corporate, limited partnership, limited liability company and other) to own its properties and conduct its business as described in the Pricing Disclosure Package and the Offering Circular, and has been duly qualified as a foreign corporation, limited partnership or limited liability company, as the case may be, for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect.

(f)                       The Parent has an authorized capitalization as set forth in the Pricing Disclosure Package and the Offering Circular, and all of the issued shares of capital stock of the Parent have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock, partnership interests or membership interests, as applicable, of the Company and each Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Parent, free and clear of all liens, encumbrances, equities or claims.

(g)                      The financial statements (including the related notes thereto) of the Parent and its consolidated subsidiaries included or incorporated by reference in each of the Pricing Disclosure Package and the Offering Circular comply in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Act”) and the Exchange Act, as applicable, and present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis throughout the periods covered thereby, and any supporting schedules included or incorporated by reference in each of the Pricing Disclosure Package and the Offering Circular present fairly in all material respects the information required to be stated therein; and the other financial information included or incorporated by reference in each of the Pricing Disclosure Package and the Offering Circular has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby.  The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Offering Circular and the Pricing Disclosure Package fairly presents the information called for in all material respects and is prepared in all material respects in accordance with the Commission’s rules and guidelines applicable thereto.

(h)                     The Securities and the Guarantee have been duly authorized by the Company and the Parent, as applicable, and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company and the Parent, as applicable, entitled to the benefits provided by the indenture to be dated as of March 19, 2015, as supplemented by the first supplemental indenture to be dated as of March 19, 2015 (the “Indenture”), among the Company, the Parent and Wells Fargo Bank, National Association, as Trustee (the “Trustee”), under which they are to be issued, which will be substantially in the form previously delivered to you; the Indenture has been duly authorized by the Company and the Parent and, when executed and delivered by the Company, the Parent and the Trustee, the Indenture will constitute a valid and legally binding instrument, enforceable against the Company and the Parent in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles and entitled to the benefits provided by the Indenture; and the Securities and the Indenture will conform in all material respects to the descriptions thereof in the Pricing Disclosure Package and the Offering Circular and will be in substantially the form previously delivered to you.

(i)                         The Company and the Parent have all requisite corporate power to execute, deliver and perform their obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company and the Parent.

(j)                        The Exchange and Registration Rights Agreement to be dated as of the Time of Delivery (the “Registration Rights Agreement”), which will be substantially in the form previously delivered to you, has been duly authorized, and as of the Time of Delivery (as defined herein), will have been duly executed and delivered by the Company and the Parent, and will constitute a valid and legally binding instrument, enforceable against the Company and the Parent in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Registration Rights Agreement will conform in all material respects to the descriptions thereof in the Pricing Disclosure Package and the Offering Circular.

(k)                     The 4.65% Senior Notes due 2025 (the “Exchange Securities”) to be offered in exchange for the Securities pursuant to the Registration Rights Agreement have been duly authorized by the Company and if and when issued and authenticated in accordance with the terms of the Indenture and delivered in accordance with the exchange offer provided for in the Registration Rights Agreement (the “Exchange Offer”), will be validly issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and will be entitled to the benefits provided by the Indenture.

(l)                         None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System;

(m)                 Prior to the date hereof, none of the Company, the Parent or any of their respective affiliates has taken any action which is designed to or which has constituted or which might reasonably have been expected to cause or result in stabilization or manipulation of the price of any security of the Company or the Parent in connection with the offering of the Securities.

(n)                 The issue and sale of the Securities and the Guarantee and the compliance by the Company and the Parent, as applicable, with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement, the Exchange Securities and this Agreement and the consummation of the transactions herein and therein contemplated and the application of the proceeds from the sale of the Securities as described under “Use of Proceeds” in the Pricing Disclosure Package and the Offering Circular will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, the Parent or any of the Subsidiaries is a party or by which the Company, the Parent or any of the Subsidiaries is bound or to which any of the property or assets of the Company, the Parent or any of the Subsidiaries is subject, except in the case of this clause (i) for any such breaches, violations or defaults as would not, individually or in the aggregate, result in a Material Adverse Effect, (ii) the provisions of the certificate of incorporation or bylaws of the Company or the Parent or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Parent or any of their respective subsidiaries or any of their properties, except in the case of this clause (iii) for any such breaches, violations or defaults as would not, individually or in the aggregate, result in a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the Guarantee or the consummation by the Company and the Parent of the transactions contemplated by this Agreement, the Indenture or the Registration Rights Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or

Blue Sky laws in connection with the purchase and distribution of the Securities  by the Purchasers.

(o)                     None of the Company, the Parent, or any of the Subsidiaries is (i) in violation of its certificate of incorporation or bylaws or equivalent organizational document, (ii) in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or (iii) except as disclosed in the Exchange Act Reports, in violation of any law, statute, rule or regulation or any judgment, order or decree of any domestic or foreign court or other governmental or regulatory authority, agency or other body with such jurisdiction over any of them or any of their assets or properties, except in the case of clause (ii) or (iii) for such defaults or violations which would not reasonably be expected to result in a Material Adverse Effect.

(p)                     The statements set forth in the Pricing Circular and the Offering Circular under the caption “Description of Notes”, insofar as they purport to constitute a summary of the terms of the Securities, are accurate, complete and fair in all material respects.

(q)                     Other than as set forth in the Pricing Disclosure Package and the Offering Circular, there are no legal or governmental proceedings pending to which the Company, the Parent or any of the Subsidiaries is a party or of which any property of the Company, the Parent or any of the Subsidiaries is the subject which, if determined adversely to the Company, the Parent or any of the Subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the Company’s or the Parent’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(r)                        When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

(s)                       The Parent is subject to Section 13 or 15(d) of the Exchange Act.

(t)                        The Company, the Parent and their respective subsidiaries are not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, will not be, an “investment company”, as such term is defined in the United States Investment Company Act of 1940, as amended (the “Investment Company Act”).

(u)                     None of the Company, the Parent or any person acting on its or their behalf (other than the Purchasers, as to which no representation is made) has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act (other than by means of a Permitted General Solicitation, as defined below) or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act and the Company, any affiliate of the Company and any person acting on its or their behalf has complied with and will implement the “offering restriction” within the meaning of such Rule 902.

(v)                     Within the preceding six months, neither the Company nor any other person acting on behalf of the Company has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchasers hereunder.  The Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by the Representatives), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act.

(w)                   The Parent maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Parent’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Based on the evaluation of its internal controls and procedures conducted in connection with the preparation and filing of the Parent’s Annual Report on Form 10-K for the period ended September 30, 2014, neither the Parent nor the Company is aware of (i) any significant deficiencies or material weaknesses in the design or operation of its internal controls over financial reporting (as defined in Rule 13a-15(f) and 15d-15(f) under the Exchange Act) that are likely to adversely affect the Parent’s ability to record, process, summarize and report financial data; or (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Parent’s internal controls over financial reporting.

(x)                     Since the date of the latest audited financial statements of the Parent included or incorporated by reference in the Pricing Circular, there has been no change in the Parent’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Parent’s internal control over financial reporting.

(y)                     The Parent maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Parent and its subsidiaries is made known to the Parent’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

(z)                      Ernst & Young LLP, which has audited certain financial statements of the Parent and its subsidiaries is an independent registered public accounting firm as required by the Act and the rules and regulations of the Commission thereunder.

(aa)              Except as described in the Pricing Disclosure Package, none of the Company, the Parent, any of its subsidiaries nor, to the knowledge of the Company or the Parent, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Company, the Parent or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government or regulatory official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions; (iv) violated or is in violation of any provision of the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (v) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment. The Company, the Parent and its subsidiaries have instituted, reasonably maintain and enforce, and will continue to reasonably maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(bb)              The operations of the Company, the Parent and their subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and with the money laundering statutes of all jurisdictions in which the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency having jurisdiction over the Company, the Parent or any of their subsidiaries (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Parent or any of their subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or the Parent, threatened.

(cc)                None of the Company, the Parent, any of its subsidiaries or, to the knowledge of the Company or the Parent, any director, officer, agent, employee or affiliate of the Company, the Parent or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the U.S. Department of State, the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company, the Parent or any of its subsidiaries located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Sudan and Syria (each, a “Sanctioned Country”) and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person, that, at the time of such funding or facilitation, is the subject of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as Purchaser, advisor, investor or otherwise) of Sanctions. For the past 5 years, the Company, the Parent and its subsidiaries have not engaged in and are not now engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(dd)              The Parent and each Subsidiary carry insurance from insurers whom the Parent and the Subsidiaries believe are of recognized financial responsibility or maintain appropriate risk management programs in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are reasonable given the nature of their business, their ability to self-insure, the circumstances and geographic area in which such businesses are being conducted and the availability of insurance coverage at commercially reasonable rates. Neither the Parent nor any of the Subsidiaries has received notice from any insurer or agent of such insurer that material capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; and neither the Parent nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

(ee)                The statistical and market-related data included or incorporated by reference in the Pricing Disclosure Package and the consolidated financial statements of the Parent and its subsidiaries included or incorporated by reference in the Pricing Disclosure Package are based on or derived from sources that the Company and the Parent believe to be reliable and accurate in all material respects; or are made on the basis of assumptions the Company and the Parent believe to be reasonable.

(ff)                  Except as described in the Pricing Disclosure Package and except such matters as would not, singly or in the aggregate, result in a Material Adverse Effect: (i) neither the Parent nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products or asbestos containing materials (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”); (ii) the Parent and its subsidiaries have all permits, authorizations and approvals required under applicable Environmental Laws for their operations as presently conducted and are each in compliance with their requirements; (iii) there are no pending or threatened administrative, regulatory or judicial actions, suits, written demands, claims, liens, notices of noncompliance or violation, investigation or proceedings arising pursuant to any Environmental Law asserted against the Parent or any of its subsidiaries and (iv) to the knowledge of the Company or the Parent, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or Environmental Laws or the violation of any Environmental Laws.

(gg)                (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company, the Parent or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code;  (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no Plan has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) no Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA) or “endangered status” or “critical status” (within the meaning of Section 305 of ERISA); (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur; (vi) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification and (vii) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA), except in each case with respect to the events or conditions set forth in (i) through (vii) hereof, as would not, individually or in the aggregate, have a Material Adverse Effect.

2.              Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 98.7750% of the principal amount thereof, plus accrued interest, if any, from March 19, 2015 to the Time of Delivery hereunder, the principal amount of Securities set forth opposite the name of such Purchaser in Schedule I hereto.

3.              Upon the authorization by you of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser, acting severally and not jointly, hereby represents and warrants to, and agrees with the Company and the Parent that:

(a)                     It will sell the Securities only to: (i) persons who it reasonably believes are “qualified institutional buyers” (“QIBs”) within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A or (ii) upon the terms and conditions set forth in Annex I to this Agreement;

(b)                     It is an Institutional Accredited Investor (within the meaning of Rule 501 under the Act); and

(c)                      Other than with the prior consent of the Company and the Representatives, it will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.

4.             (a)                     The Securities to be purchased by each Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company (“DTC”) or its designated custodian.  The Company will deliver the Securities to Goldman, Sachs & Co., for the account of each Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by wire transfer in Federal (same day) funds, by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at DTC. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on March 19, 2015 or such other time and date as the Representatives and the Company may agree upon in writing.  Such time and date are herein called the “Time of Delivery”.

(b)                     The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 8(k) hereof, will be delivered at such time and date at the office of Vinson & Elkins LLP, 1001 Fannin Street, Houston Texas

77002, (the “Closing Location”), and the Securities will be delivered at the office of DTC (or its designated custodian), all at the Time of Delivery.

5.              The Company and the Parent each agree with each of the Purchasers:

(a)                     To prepare the Offering Circular in a form approved by you; prior to the date on which all of the Securities shall have been sold by you, to make no amendment or any supplement to the Offering Circular which shall be disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof.

(b)                     Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or subject itself to taxation in any jurisdiction where it is not then so subject.

(c)                      To furnish the Purchasers with written and electronic copies of the Offering Circular and any amendment or supplement thereto in such quantities as you may from time to time reasonably request, and if, at any time prior to the completion of the sale of the Securities by the Purchasers, or any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or advisable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance.

(d)                     During the period beginning from the date hereof and continuing until the date that is 60 days after the Time of Delivery, not to offer, issue, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to any securities of the Company that are substantially similar to the Securities (other than the issuance of Exchange Securities pursuant to, or the filing of a registration statement pursuant to, the Registration Rights Agreement), or publicly disclose the intention to make any offer, sale, pledge, disposition or filing without your prior written consent.

(e)                      Not to be or become, at any time prior to the expiration of two years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

(f)                       At any time, for so long as any of the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144, when neither  the Company nor the Parent is subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of Securities information (the “Additional Issuer Information”) satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act.

(g)                      For so long as any Securities remain outstanding, to furnish to the holders of the Securities such reports, within such time periods, as are required to be furnished pursuant to the covenant described in the Offering Circular under the heading “Description of the Notes-Commission Reports; Financial Information”.

(h)                     During the period of one year after the Time of Delivery, the Company will not, and will not permit any of its “affiliates” (as defined in Rule 144 under the Act) to, resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by any of them (other than pursuant to a registration statement that has been declared effective under the Act).

(i)                         To use the net proceeds received by the Company from the sale of the Securities pursuant to this Agreement in the manner specified in the Pricing Circular under the caption “Use of Proceeds”.

6.

(a)                     (i)                                                 The Company and the Parent represent and agree that, without the prior consent of the Representatives, they and their affiliates and any other person acting on their behalf (other than the Purchasers, as to which no statement is given) (x) have not made and will not make any offer relating to the Securities that, if the offering of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Act with the Commission, would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Act (any such offer is hereinafter referred to as a “Company Supplemental Disclosure Document”) and (y) have not solicited and will not solicit offers for, and have not offered or sold and will not offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D other than any such solicitation listed on Schedule II(d) (each such solicitation, a “Permitted General Solicitation”; each written general solicitation document listed on Schedule II(d), a “Permitted General Solicitation Material”).

(ii)                                              Each Purchaser, severally and not jointly, represents and agrees that, without the prior consent of the Company and the Representatives, other than one or more term sheets relating to the Securities containing customary information and conveyed to purchasers of securities or any Permitted General Solicitation Material, it has not made and will not make any offer relating to the Securities that, if the offering of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Act with the Commission, would constitute a “free writing prospectus,” as defined in Rule 405 under the Act (any such offer (other than any such term sheets and any Permitted General Solicitation Material), is hereinafter referred to as a “Purchaser Supplemental Disclosure Document”).

(iii)                                           Any Company Supplemental Disclosure Document, Purchaser Supplemental Disclosure Document or Permitted General Solicitation Material, the use of which has been consented to by the Company and the Representatives, is listed as applicable on Schedule II(b), Schedule II(c) or Schedule II(d) hereto, respectively.

7.                          The Company and the Parent covenant and agree with the several Purchasers that the Company and the Parent will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s and the Parent’s counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing, reproduction and filing of the Preliminary Offering Circular and the

Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing any Agreement among Purchasers, this Agreement, the Indenture, the Registration Rights Agreement, the Securities, the Blue Sky Memorandum, closing documents (including any compilations thereof), Permitted General Solicitation Materials and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) all costs and expenses incurred in connection with any “road show” presentation to potential purchasers of the Securities;  and (viii) all other costs and expenses incident to the performance of their obligations hereunder which are not otherwise specifically provided for in this Section.  It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Purchasers will pay all of their own costs and expenses, including the fees and disbursements of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

8.              The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Parent herein are, at and as of the Time of Delivery, true and correct, the condition that the Company and the Parent shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

(a)                     Vinson & Elkins L.L.P., counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated the Time of Delivery, in form and substance satisfactory to you, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(b)                     Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company and the Parent, shall have furnished to you in writing an opinion and a negative assurance letter, each dated the Time of Delivery, in form and substance satisfactory to you, substantially to the effect set forth on Annex II-A hereto.

(c)                      Cara M. Hair, Vice President of the Company and Vice President and General Counsel of the Parent, shall have furnished to you her written opinion, dated the Time of Delivery, in form and substance satisfactory to you, substantially to the effect set forth on Annex II-B hereto.

(d)                     On the date of the Offering Circular concurrently with the execution of this Agreement and also at the Time of Delivery, Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you.

(e)                  (i)                                                 Neither the Parent nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Circular, and (ii) since the respective dates as of which information is given in the Pricing Circular there shall not have been any change in the capital stock or long-term debt of the Parent or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Pricing Circular, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in each of the Pricing Disclosure Package and the Offering Circular.

(f)                       On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Company’s or Parent’s debt securities by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Section 3(a)(62) under the Exchange Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s or Parent’s debt securities;

(g)                      On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Parent’s securities on New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Pricing Disclosure Package and the Offering Circular.

(h)                     The Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Company.

(i)                         The Purchasers shall have received an executed original copy of the Indenture.

(j)                        The Securities shall be eligible for clearance and settlement through the facilities of DTC.

(k)                     The Company and the Parent shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company and the Parent reasonably satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company and the Parent of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsection (e) of this Section and as to such other matters as you may reasonably request.

9.              (a)                     The Company and the Parent, jointly and severally, will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such

Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular, the Pricing Circular, the Pricing Disclosure Package, the Offering Circular, or any amendment or supplement thereto, any Company Supplemental Disclosure Document, any Permitted General Solicitation Material or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Parent shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Circular, the Pricing Circular, the Pricing Disclosure Package, the Offering Circular or any such amendment or supplement, any Company Supplemental Disclosure Document or any Permitted General Solicitation Material, in reliance upon and in conformity with written information furnished to the Company by any Purchaser through the Representatives expressly for use therein.

(b)                     Each Purchaser, severally and not jointly, will indemnify and hold harmless the Company and the Parent against any losses, claims, damages or liabilities to which the Company and the Parent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular, the Pricing Circular, the Pricing Disclosure Package, the Offering Circular, or any amendment or supplement thereto, or any Company Supplemental Disclosure Document, any Permitted General Solicitation Material or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Circular, the Pricing Circular, the Pricing Disclosure Package, the Offering Circular or any such amendment or supplement, any Company Supplemental Disclosure Document or any Permitted General Solicitation Material, in reliance upon and in conformity with written information furnished to the Company by such Purchaser through the Representatives expressly for use therein; and each Purchaser will reimburse the Company and the Parent for any legal or other expenses reasonably incurred by the Company and the Parent in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)                      Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)                     If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Parent on the one hand and the Purchasers on the other from the offering of the Securities.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Parent on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Parent on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Circular.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Parent on the one hand or the Purchasers on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company, the Parent and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers’ obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

(e)                      The obligations of the Company and the Parent under this Section 9 shall be in addition to any liability which the Company and the Parent may otherwise have and shall extend, upon the same terms and conditions, to any affiliate of each Purchaser and each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 9 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and the Parent and to each person, if any, who controls the Company within the meaning of the Act.

10.       (a)                     If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties, which party or parties is or are acceptable to the Company and the Parent in their reasonable discretion, to purchase such Securities on the terms contained herein.  If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to you to purchase such Securities on such terms.  In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than  seven days, in order to effect whatever changes may, in order to reflect the participation of the new purchasers, be made necessary in the Offering Circular, or in any other documents or arrangements, in order to reflect the participation of the new purchasers, and the Company agrees to prepare promptly any amendments or supplements to the Offering Circular which in your reasonable opinion may thereby be made necessary. The term “Purchaser” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

(b)                     If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-tenth of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities  which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-tenth of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Company, except for the expenses to be borne by the Company and the Purchasers as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

11.       The respective indemnities, agreements, representations, warranties and other statements of the Company, the Parent and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Company, the Parent, or any officer or director or controlling person of the Company or the Parent, and shall survive delivery of and payment for the Securities.

12.       If this Agreement shall be terminated pursuant to Section 10 hereof, the Company and the Parent shall not then be under any liability to any Purchaser except as provided in Sections 7 and 9 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Company as provided herein, the Company and the Parent will reimburse the Purchasers through you for all expenses approved in writing by you, including reasonable fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Company and the Parent shall then be under no further liability to any Purchaser except as provided in Sections 7 and 9 hereof.

13.       In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you.

14.       All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail or facsimile transmission to the Representatives as follows: Goldman, Sachs & Co., 200 West Street, New York, New York 10282-2198, Attention: Registration Department and Wells Fargo Securities, LLC, 550 South Tryon Street, 5th Floor, Charlotte, North Carolina 28202, Attention: Transaction Management, Facsimile: 704-410-0326; and if to the Company shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Offering Circular, Attention: General Counsel; provided, however, that any notice to a Purchaser pursuant to Section 9 hereof shall be delivered or sent by mail or facsimile transmission to such Purchaser at its address set forth in its Purchasers’ Questionnaire, which address will be supplied to the Company by you upon request.  Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

15.       In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company and the Parent, which information may include the name and address of their respective clients, as well as other information that will allow the Purchasers to properly identify their respective clients.

16.       This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Company, the Parent and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company, the Parent and each person who controls the Company or any

Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

17.       Time shall be of the essence of this Agreement.

18.       The Company and the Parent acknowledge and agree that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Parent, on the one hand, and the several Purchasers, on the other, (ii) in connection therewith and with the process leading to such transaction each Purchaser is acting solely as a principal and not the agent or fiduciary of the Company or the Parent, (iii) no Purchaser has assumed an advisory or fiduciary responsibility in favor of the Company or the Parent with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Purchaser has advised or is currently advising the Company or the Parent on other matters) or any other obligation to the Company or the Parent except the obligations expressly set forth in this Agreement and (iv) the Company and the Parent have consulted their own legal and financial advisors to the extent they deemed appropriate. The Company and the Parent agree that they will not claim that the Purchaser, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Parent, in connection with such transaction or the process leading thereto.

19.      This Agreement supersedes all prior agreements and understandings (whether written or oral) between or among the Company, the Parent and the Purchasers, or any of them, with respect to the subject matter hereof.

20.      THIS AGREEMENT AND ANY MATTERS RELATED TO THIS TRANSACTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK.  The Company and the Parent agree that any suit or proceeding arising in respect of this agreement or our engagement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company agrees to submit to the jurisdiction of, and to venue in, such courts.

21.       The Company, the Parent and each of the Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

22.       This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

23.       Notwithstanding anything herein to the contrary, the Company and the Parent (and the Company’s and the Parent’s employees, representatives, and other agents) are authorized to disclose to any and all persons, the tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company or the Parent relating to that treatment and structure, without the Purchasers’ imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax treatment” means US federal and state income tax treatment, and “tax structure” is limited to any facts that may be relevant to that treatment.

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement among each of the Purchasers, the Company and the Parent.  It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company or Parent for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

Helmerich & Payne International Drilling Co.

By:	/s/ Juan Pablo Tardio
Name: Juan Pablo Tardio
Title: Vice President and Treasurer

Guarantor:

Helmerich & Payne, Inc.

By:	/s/ Juan Pablo Tardio
Name: Juan Pablo Tardio
Title: Vice President and Chief Financial Officer

[Signature Page — Purchase Agreement]

Accepted as of the date hereof:

Goldman, Sachs & Co.

By:	/s/ Ryan Gilliam
(Goldman, Sachs & Co.)

Name: Ryan Gilliam
Title: Vice President

Wells Fargo Securities, LLC

By:	/s/ Carolyn Hurley
(Wells Fargo Securities, LLC)

Name: Carolyn Hurley
Title: Director

[Signature Page — Purchase Agreement]

ANNEX I

(1)                     The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act.  Each Purchaser represents that it has offered and sold the Securities, and will offer and sell the Securities (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Time of Delivery, only in accordance with Rule 903 of Regulation S or Rule 144A under the Act.  Accordingly, each Purchaser agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and it and they have complied and will comply with the offering restrictions requirement of Regulation S.  Each Purchaser agrees that, at or prior to confirmation of sale of Securities (other than a sale pursuant to Rule 144A), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Securities Act”) and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act.  Terms used above have the meaning given to them by Regulation S.”

Terms used in this paragraph have the meanings given to them by Regulation S.

Each Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Securities, except with its affiliates or with the prior written consent of the Company.

(2)                     Notwithstanding the foregoing, Securities in registered form may be offered, sold and delivered by the Purchasers in the United States and to U.S. persons pursuant to Section 3 of this Agreement without delivery of the written statement required by paragraph (1) above.

(3)                     Each Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions.  Each Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose.  Each Purchaser agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except in any such case with the Representatives’ express written consent and then only at its own risk and expense.

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ANNEX II-A

Form of Opinion and 10b-5 Letter of Skadden, Arps, Slate, Meagher & Flom LLP

(i)                         Based solely on our review of the Delaware Certificates, each of the Company and the Parent is duly incorporated and is validly existing and is in good standing under the General Corporation Law of the State of Delaware (the “DGCL”).

(ii)                      Each of the Company and the Parent has the corporate power and authority to execute and deliver each of the Purchase Agreement, the global certificates evidencing the Securities (the “Security Certificates”), the Indenture, the Guarantee and the Registration Rights Agreement (collectively, the “Transaction Agreements”) to which it is a party and to consummate the transactions contemplated thereby under the DGCL.

(iii)                   Each of the Transaction Agreements has been duly authorized, executed and delivered by all requisite corporate action on the part of the Company and the Parent, as applicable under the DGCL, and duly executed and delivered by each of the Company and the Parent, as applicable, under the laws of the State of New York to the extent that such execution and delivery is governed by the laws of the State of New York.

(iv)                  When duly authenticated by the Trustee and issued and delivered by the Company against payment therefor in accordance with the terms of the Purchase Agreement and the Indenture, the Security Certificates will constitute valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms under the laws of the State of New York.

(v)                     When the Security Certificates are duly authenticated by the Trustee and issued and delivered by the Company against payment therefor in accordance with the terms of the Purchase Agreement and the Indenture, the Guarantee will constitute the valid and binding obligation of the Parent, enforceable against the Parent in accordance with its terms under the laws of the State of New York.

(vi)                  Each of the Indenture and the Registration Rights Agreement constitutes the valid and binding obligations of the Company and the Parent, as applicable, enforceable against the Company and the Parent, respectively, in accordance with its terms under the laws of the State of New York.

(vii)               Neither the execution and delivery by the Company or the Parent of the Transaction Agreements to which it is a party nor the consummation by the Company or the Parent of the issuance and sale of the Securities and the Guarantee contemplated thereby: (i) conflicts with the certificate of incorporation or by-laws of the Company or the Parent, respectively, (ii) constitutes a violation of, or a default under, any agreement or instrument specified in such opinion to which the Company or the Parent is a party, (iii) contravenes any order or decree specified in such opinion to which the Company or the Parent, respectively, is subject, or (iv) violates any law, rule or regulation of the State of New York, the DGCL or the United States of America.

(viii)            Neither the execution and delivery by each of the Company and the Parent of the Transaction Agreements to which it is a party nor the consummation by each of the Company and the

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Parent of the issuance and sale of the Securities and the Guarantee contemplated thereby, requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of the State of New York, the DGCL or the United States of America except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

(ix)                  The statements in the Pricing Disclosure Package and the Offering Circular under the caption “Description of Notes,” other than “Book-Entry; Delivery and Form,” and “Book-Entry System,” insofar as such statements purport to summarize certain provisions of the Securities, fairly summarize such provisions in all material respects.

(x)                     Assuming (i) the accuracy of the representations and warranties of the Company and the Parent set forth in Section 1(u) and (v) of the Purchase Agreement and of you in Section 3 of the Purchase Agreement, (ii) the due performance by the Company and the Parent of the covenants and agreements set forth in Section 5 of the Purchase Agreement, (iii) your compliance with the offering and transfer procedures and restrictions described in the Pricing Disclosure Package and the Offering Circular, (iv) the accuracy of the representations and warranties made in accordance with the Purchase Agreement and the Offering Circular by purchasers to whom you initially resell the Securities and the Guarantee and (v) that purchasers to whom you initially resell the Securities and the Guarantee receive a copy of the Pricing Disclosure Package and the Offering Circular prior to confirmation of such sale, the offer, sale and delivery of the Securities and the Guarantee to you in the manner contemplated by the Purchase Agreement, the Pricing Disclosure Package and the Offering Circular and the initial resale of the Securities by you in the manner contemplated in the Pricing Disclosure Package, the Offering Circular and the Purchase Agreement, do not require registration under the Act or qualification of the Indenture under the Trust Indenture Act of 1939, it being understood that we do not express any opinion with respect to any subsequent reoffer or resale of any Security or the Guarantee.

(xi)                  The Company is not and, solely after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Circular, will not be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

Tax Opinion

Under current United States federal income tax law, although the discussion set forth in the Preliminary Offering Circular and the Offering Circular under the caption “Certain U.S. Federal Income Tax Consequences to Non-U.S. Holders” does not purport to summarize all possible United States federal income tax considerations of the ownership and disposition of the Securities, such discussion constitutes, in all material respects, a fair and accurate summary of the United States federal income tax considerations of the ownership and disposition of the Securities that are anticipated to be material to initial holders of the Securities who are Non-U.S. Holders (as defined in the Preliminary Offering Circular and the Offering Circular), subject to the qualifications set forth therein.

10b-5 Letter

On the basis of the foregoing, no facts have come to our attention that have caused us to believe that the Offering Circular, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in

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order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom, the report of management’s assessment of the effectiveness of internal controls over financial reporting or the auditors’ report on the effectiveness of the Parent’s internal controls over financial reporting). In addition, on the basis of the foregoing, no facts have come to our attention that have caused us to believe that the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom, the report of management’s assessment of the effectiveness of internal controls over financial reporting or the auditors’ report on the effectiveness of the Parent’s internal controls over financial reporting).

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ANNEX II-B

Form of General Counsel Opinion

(i)                         After due inquiry, to such counsel’s knowledge, there are no legal or governmental proceedings pending, other than as set forth in the Offering Circular, to which the Company, the Parent or any of its subsidiaries is a party or of which any property of the Company, the Parent or any of its subsidiaries is the subject which, if determined adversely to the Parent or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders’ equity or results of operations of the Parent and its subsidiaries; and, to such counsel’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

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